                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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               / /    Preliminary Proxy Statement
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                      (as permitted by Rule 14a-6(e)(2))
               /X/    Definitive Proxy Statement
               / /    Definitive Additional Materials
               / /    Soliciting Material Pursuant to ss.240.14a-12

                            WEBFINANCIAL CORPORATION
                            ------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                            WEBFINANCIAL CORPORATION

                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 14, 2005
                                 --------------

To the stockholders:

         NOTICE IS HEREBY  GIVEN that the Annual  Meeting of  Stockholders  (the
"Meeting") of WEBFINANCIAL CORPORATION,  a Delaware corporation (the "Company"), will be held at the offices of Olshan  Grundman Frome  Rosenzweig & Wolosky LLP, located at Park Avenue Tower, 65 East 55th Street,  New York, New York 10022, on
December 14, 2005 at 3:00 p.m., local time, for the following purposes:

         1.       To elect five members of the board of directors of the Company to serve until the next  annual  meeting of  stockholders  and until their successors have been duly elected and qualify;

         2.       To  ratify  the  appointment  of  Grant  Thornton  LLP  as the
                  Company's  independent  auditors for the year ending  December
                  31, 2005; and

         3.       To transact  such other  business  as may  properly be brought before the Meeting or any adjournment thereof.

         The board of  directors  has fixed the close of business on November 9,
2005 as the record  date for the  Meeting.  Only  stockholders  of record on the stock  transfer  books of the  Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                              By Order of the Board of Directors

                              Glen M. Kassan
                              VICE PRESIDENT, CHIEF FINANCIAL OFFICER
                              AND SECRETARY

Dated:   November 22, 2005
New York, New York

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE  MEETING,  YOU ARE URGED
TO FILL IN,  DATE,  SIGN AND RETURN THE ENCLOSED  PROXY IN THE ENVELOPE  THAT IS
PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            WEBFINANCIAL CORPORATION
                         590 MADISON AVENUE, 32ND FLOOR
                            NEW YORK, NEW YORK 10022

                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 14, 2005

                                ----------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders by the board of directors of WEBFINANCIAL  CORPORATION,  a Delaware corporation (the "Company"), in connection  with the  solicitation of the  accompanying  Proxy for use at the
2005 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the offices of Olshan Grundman Frome  Rosenzweig & Wolosky LLP,  located at Park
Avenue Tower,  65 East 55th Street,  New York,  New York 10022,  on December 14,
2005, at 3:00 p.m., local time, or at any adjournment thereof.

         The approximate date on which this Proxy Statement and the accompanying
Proxy will first be sent or given to stockholders is November 22, 2005.

         At the  Meeting,  stockholders  will be  asked:  (1) to elect  five (5)
members of the board of directors of the Company  (the "Board of  Directors"  or the "Board") to serve until the next annual  meeting of  stockholders  and until their  successors  have  been  duly  elected  and  qualify;  (2) to  ratify  the appointment of Grant Thornton LLP as the Company's  independent auditors for the fiscal year ending December 31, 2005; and (3) to transact such other business as may  properly be brought  before the  Meeting or any  adjournment  thereof.  The mailing  address of the  Company's  principal  executive  offices is 590 Madison
Avenue, 32nd Floor, New York, New York 10022.

                        RECORD DATE AND VOTING SECURITIES

         Only  stockholders  of record at the close of  business  on November 9,
2005, the record date (the "Record  Date") for the Meeting,  will be entitled to notice of, and to vote at, the Meeting and any  adjournment  thereof.  As of the close of business on the Record Date, there were 2,183,366 outstanding shares of the Company's common stock,  $.001 par value (the "Common Stock").  Each of such shares is entitled to one vote. There was no other class of voting securities of the  Company  outstanding  on that date.  A majority of the  outstanding  shares presented in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

         Shares  of  Common  Stock  represented  by  Proxies  that are  properly executed,  duly  returned and not revoked will be voted in  accordance  with the instructions  contained therein.  If no specification is indicated on the Proxy, all such shares will be voted (i) for the  election as  directors of the persons who have been nominated by the Board of Directors,  (ii) for the ratification of the appointment of Grant Thornton LLP as the Company's  independent auditors for the year ending December 31, 2005 and (iii) on any other matter the Board is not aware of a reasonable time before this solicitation that may properly be brought before the  Meeting in  accordance  with the  judgment  of the person or persons voting the Proxies.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person.  Any Proxy  executed and returned by a stockholder  may  be  revoked  at any  time  thereafter  if  written  notice  of revocation  is given to the  Secretary  of the  Company  prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented to the  Meeting or if the  stockholder  attends  the  Meeting  and votes by ballot, except as to any  matter  or  matters  upon  which a vote  shall  have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

         The cost of  solicitation  of the Proxies being  solicited on behalf of the Board of Directors  will be borne by the Company.  In addition to the use of the mails, proxy  solicitation may be made by telephone,  telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their  nominees  for their  reasonable  expenses in sending  soliciting material to their principals.

         The Company has retained  MacKenzie  Partners,  Inc.  ("MacKenzie")  to solicit proxies at a cost of approximately $3,000.00, plus certain out-of-pocket expenses.  If the Company  requests  MacKenzie to perform  additional  services,
MacKenzie will bill the Company at its usual rate.

                                  VOTING RIGHTS

         Holders of each share of Common Stock are entitled to one vote for each share held on all matters.  The holders of a majority of the outstanding  shares of  Common  Stock,  whether  present  in person or  represented  by proxy,  will constitute  a quorum for the  election of  directors,  the  ratification  of the appointment  of Grant  Thornton  LLP, and any other matters that may come before the Meeting.

         Broker  "non-votes"  and the shares as to which a stockholder  abstains
(or withholds in the case of election of directors) from voting are included for purposes of  determining  whether a quorum of shares is present at a meeting.  A broker  "non-vote"  occurs when a nominee holding shares for a beneficial  owner does  not  vote on a  particular  proposal  because  the  nominee  does not have discretionary  voting  power  with  respect  to that  item and has not  received instructions from the beneficial owner.

         A plurality of the total votes cast by holders of Common Stock entitled to vote is required for the election of directors. In tabulating the vote on the election of directors, votes withheld and broker "non-votes" will be disregarded and will have no effect on the outcome of such vote.

         The  affirmative  vote of a  majority  of the votes  cast by holders of
Common  Stock  entitled to vote is required to ratify the  appointment  of Grant
Thornton LLP. In tabulating the votes on the proposal to ratify the  appointment of Grant Thornton LLP,  abstentions and broker  "non-votes"  will be disregarded and will have no effect on the outcome of such vote.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth information  concerning ownership of the
Company's shares of Common Stock, as of the Record Date, by each person known by the  Company  to be the  beneficial  owner  of more  than  five  percent  of the outstanding  Common Stock,  each director,  the Chief  Executive  Officer,  each nominee for election as a director and by all directors  and executive  officers of the  Company as a group.  Unless  otherwise  indicated,  the address for each person in the following table is 590 Madison Avenue,  32nd Floor,  New York, New
York 10022. The Company effected a 1-for-4 reverse stock split on April 5, 2005.
Accordingly, all stock and option amounts contained in this Proxy Statement have been adjusted to take into account and reflect this reverse stock split.

                                                      AMOUNT AND
                                                       NATURE OF
                                                      BENEFICIAL           PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                 OWNERSHIP(1)            CLASS
------------------------------------                 ------------          ----------

Steel Partners II, L.P.                                1,589,800             72.8%

Warren G. Lichtenstein                                 1,590,425(2)          72.8%

James R. Henderson                                             0              0%

Jack L. Howard                                            10,654(3)           *

Joseph L. Mullen                                           3,993(4)           *
c/o Li Moran International, Inc.
611 Broadway, Suite 722
New York, New York 10012

Mark E. Schwarz                                            2,587(5)           *
c/o Newcastle Capital Management, L.P.
300 Crescent Court, Suite 1110
Dallas, Texas 75201

Howard Mileaf                                                239(6)           *
64 Brookdale Court
Highland Park, New Jersey 08904

All directors and executive                               17,473(7)           *
officers as a group (six persons)

------------------
* Less than 1%

(1)      A person is deemed to be the beneficial owner of voting securities that can be  acquired  by such  person  within 60 days after the Record Date upon the exercise of options, warrants or convertible securities.  Each beneficial owner's percentage  ownership is determined by assuming that options,  warrants  or  convertible  securities  that  are held by such person (but not those held by any other  person) and that are currently exercisable (i.e., that are exercisable within 60 days after the Record
         Date) have been exercised. Unless otherwise noted, the Company believes that all persons named in the security ownership table have sole voting and investment power with respect to all shares  beneficially  owned by them.

(2)      Consists  of (i) 625  shares  of Common  Stock  owned  directly  by Mr.
         Lichtenstein;  and (ii) 1,589,800 shares of Common Stock owned by Steel
         Partners II, L.P.  ("Steel"),  which is also  separately  listed in the security  ownership  table.  As the sole managing member of the general partner of Steel, Mr. Lichtenstein has sole voting and investment power over the 1,589,800  shares owned by Steel. Mr.  Lichtenstein  disclaims beneficial  ownership  of the  shares  of Common  Stock  owned by Steel except to the extent of his pecuniary interest therein.

(3)      Consists  of (i) 9,104  shares of Common  Stock  owned  directly by Mr.
         Howard;  (ii) 750 shares of Common  Stock owned by Mr.  Howard in joint tenancy with his spouse;  and (iii) 800 shares of Common Stock owned by
         JL Howard, Inc., a California corporation controlled by Mr. Howard.

(4)      Consists of (i) 1,071 shares of Common Stock;  and (ii) 2,922 shares of
         Common Stock  issuable  upon the exercise of options  within 60 days of the Record Date.

(5)      Consists of 2,587 shares of Common Stock  issuable upon the exercise of options within 60 days of the Record Date.

(6)      Consists of 239 shares of Common  Stock  issuable  upon the exercise of options within 60 days of the Record Date.

(7)      Includes  the  shares  and  options  held by  directors  and the  Chief
         Executive Officer named in the security ownership table.

                        PROPOSAL I--ELECTION OF DIRECTORS

NOMINEES

         Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next  Annual  Meeting of  Stockholders  of the Company and until their successors shall be duly elected and qualify. The nominees were nominated by the
Nominating  and Governance  Committee.  Management has no reason to believe that any of the  nominees  will be unable or  unwilling  to serve as a  director,  if elected.  Should any of the nominees not remain a candidate  for election at the date of the Meeting,  the Proxies  will be voted in favor of those  nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors.

         The names,  principal occupation of and certain other information about each of the nominees are set forth below.

                                                            FIRST YEAR
     NAME                          AGE                   BECAME DIRECTOR
----------------------           -------                ------------------

Jack L. Howard                     44                         1996

James R. Henderson                 47                         2005

Joseph L. Mullen                   59                         1995

Mark E. Schwarz                    45                         2001

Howard Mileaf                      68                         2002

         JACK L. HOWARD has served as Chairman of the Board since June 2005,  as a director of the Company since 1996 and as its Vice  President  since  December
1997.  From  December  1997 to May 2000,  Mr.  Howard also served as  Secretary,
Treasurer  and Chief  Financial  Officer of the Company.  For more than the past five years,  Mr.  Howard has been a registered  principal of Mutual  Securities,
Inc., a registered  broker-dealer.  Mr. Howard has served as the Vice  President and Vice Chairman of Steel  Partners,  Ltd.  ("SPL"),  a management and advisory company that provides  management  services to Steel and its  affiliates,  since
December  2003.  He has  served as  Chairman  of the  Board and Chief  Executive
Officer  of  Gateway  Industries,  Inc.  ("Gateway"),  a  provider  of  database development and web site design and development  services,  since February 2004, as Vice  President of Gateway  since  December 2001 and as a director of Gateway since May 1994.  Mr.  Howard is a  director  of Pubco  Corporation,  a  printing supplies and construction equipment  manufacturer and distributor.  He is also a director of BNS Co. ("BNS"), a real estate management  company,  WHX Corporation
("WHX"),   a  holding  company  and  CoSine   Communications,   Inc.,  a  global
telecommunications  equipment  supplier.  Mr.  Howard  devotes  such time to the business  affairs and operations of the Company as he deems necessary to perform his duties,  which changes from time to time,  but generally does not exceed 50%
of his time.

         JAMES R. HENDERSON has served as a director and Chief Executive Officer of the Company since June 2005, as President and Chief Operating  Officer of the
Company since  November  2003,  and was the Vice  President of  Operations  from
September 2000 through December 2003. He has served as a director of the WebBank subsidiary  since March 2002 and was the acting  Chief  Executive  Officer  from
November  2004 to May 2005.  He has  served as a  director  and Chief  Operating
Officer of the WebFinancial  Holding Corporation  subsidiary since January 2000.
He has  served as a  director  of BNS  since  June  2004 and as a  director  and
Chairman  of Del Global  Technologies  Corp.,  a designer  and  manufacturer  of medical  imaging  and  diagnostic  systems,  since  November  2003 and May 2005, respectively.  Mr.  Henderson  has  served  as a Vice  President  of SPL and its predecessor  since August 1999. He has also served as President of Gateway since
December 2001. Mr. Henderson served as a director of ECC International  Corp., a
manufacturer  and  marketer  of  computer-controlled   simulators  for  training
personnel to perform  maintenance and operator  procedures on military  weapons, from December 1999 to September 2003 and as acting Chief Executive  Officer from
July 2002 to March  2003.  He has served as a director  of SL  Industries,  Inc.
("SL"),  a designer and producer of proprietary  advanced  systems and equipment for the power and data quality  industry,  since January 2002. From January 2001 to August 2001, Mr. Henderson served as President of MDM  Technologies,  Inc., a direct  mail and  marketing  company  that  was  principally  controlled  by the
Company's former Chief Executive  Officer and Chairman.  Mr.  Henderson  devotes such time to the Company's business affairs and operations as he deems necessary to perform his duties,  which changes from time to time,  but generally does not exceed 50% of his time.

         JOSEPH L. MULLEN has served as a director  of the  Company  since 1995.
Since  January  1994,  Mr.  Mullen  has served as  Managing  Partner of Li Moran
International,  Inc., a management  consulting company,  and has functioned as a senior officer  overseeing the  merchandise  and marketing  departments for such companies as Leewards Creative Crafts Inc.,  Office Depot of Warsaw,  Poland and
Camelot Music.

         MARK E.  SCHWARZ  has served as a director  of the  Company  since July
2001. He has served as the general  partner,  directly or through entities which he controls, of Newcastle Partners, L.P., a private investment firm, since 1993.
Mr. Schwarz was Vice President and Manager of Sandera Capital, L.L.C., a private investment  firm affiliated with Hunt Financial  Group,  L.L.C.,  a Dallas-based investment  firm associated  with the Lamar Hunt family  ("Hunt"),  from 1995 to
September 1999 and a securities  analyst and portfolio Manager for SCM Advisors,
L.L.C., formerly a Hunt-affiliated  registered investment advisor, from May 1993 to 1996. Mr. Schwarz currently serves as a director of the following  companies:
SL;  Nashua  Corporation,  a  specialty  paper,  label,  and  printing  supplies manufacturer;  Bell  Industries,  Inc.,  a  provider  of  computer  systems  and services;  New Century  Equity  Holdings  Corp., a company  formerly  engaged in investing in high-growth  companies;  Pizza Inn, Inc., a franchisor and operator of pizza  restaurants;  and Vesta Insurance Group, Inc., a holding company for a group of  insurance  companies.  Mr.  Schwarz has served as a director and Chief
Executive  Officer  and  President  of Geoworks  Corporation,  an entity with no significant business operations,  since May 2003. Mr. Schwarz has also served as
Chairman of the Board of  Directors  of Hallmark  Financial  Services,  Inc.,  a
property and casualty insurance holding company,  since October 2001, and as its
Chief  Executive  Officer since  January  2003.  From October 1998 through April
1999,  Mr.  Schwarz  served  as a  director  of  Aydin  Corporation,  a  defense electronics manufacturer.

         HOWARD  MILEAF has served as a director of the Company  since  December
2002.  He has been a director of Neuberger  Berman  Mutual Funds since 1985.  He served as a director of WHX from August  2002 to August  2005.  From May 1993 to
December 2001, Mr. Mileaf served as Vice President and General Counsel of WHX.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE ELECTION OF EACH OF
THE NOMINEES.

COMPOSITION OF THE BOARD OF DIRECTORS

         The Company has  determined  that three out of its five  members of the
Board of Directors meet the current independence standards under (i) the current
NASD rules for The NASDAQ Stock Market  ("Nasdaq"),  and (ii) the  provisions of the  Sarbanes-Oxley Act of 2002 (the  "Sarbanes-Oxley  Act") and other rules and regulations of the Securities and Exchange Commission ("SEC").

MEETINGS

         The Board of Directors  held two meetings  during the fiscal year ended
December 31, 2004.  From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Delaware.

         All the current members of the Board of Directors attended at least 75%
of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees of the Board during fiscal 2004.

         Each  director is expected to make  reasonable  efforts to attend Board meetings,  meetings  of  committees  of which such  director is a member and the
Annual Meeting of Stockholders. Three of the Company's directors were present at the Company's 2004 Annual Meeting of Stockholders.

COMPENSATION COMMITTEE

         The Board of Directors has a Compensation  Committee which  administers the Company's stock option plan and makes  recommendations  concerning  salaries and  incentive  compensation  for employees of and  consultants  to the Company.
During the fiscal year ended December 31, 2004, the  Compensation  Committee was composed of the Company's  three  independent  directors,  Howard  Mileaf,  Mark
Schwarz and Joseph Mullen. The Compensation  Committee did not hold any meetings during the fiscal year ended  December  31,  2004.  The Board of  Directors  has adopted a written charter for the Compensation Committee.

NOMINATING AND GOVERNANCE COMMITTEE

         The Nominating and Governance Committee recommends criteria for service
as  a  director,   reviews  candidates  and  recommends  appropriate  governance
practices  and  compensation  for  directors.   The  Nominating  and  Governance
Committee  has adopted a written  charter  which was  included as Annex A to the
Company's  Proxy  Statement  in  connection  with the  2004  Annual  Meeting  of
Stockholders.  The members of the Nominating  and Governance  Committee are Mark
Schwarz,  Joseph  Mullen  and  Howard  Mileaf.  All  members  of  the  Company's
Nominating and Governance  Committee are  independent as independence is defined in Rule 4200(a)(15) of the NASD listing standards. The Nominating and Governance
Committee  did not hold any meetings  during the fiscal year ended  December 31,
2004.

         The   Nominating   and   Governance   Committee   considers  and  makes
recommendations  to the Board with  respect to the size and  composition  of the
Board and identifies potential  candidates to serve as directors,  to the extent there are  vacancies  on the Board.  The  Nominating  and  Governance  Committee
considers  recommendations for director nominees from a wide variety of sources,
including  members  of  the  Board,   business   contacts,   community  leaders,
third-party  advisory  services and members of  management.  The  Nominating and
Governance  Committee also considers  stockholder  recommendations  for director nominees that are properly received in accordance with the Company's  Guidelines
For  Nominating  And  Evaluating  Candidates  For The  Board  Of  Directors  and
applicable  rules and  regulations  of the SEC. The  Nominating  and  Governance
Committee does not evaluate  director  candidates  recommended  by  stockholders differently than director candidates recommended by other sources.

         In  considering  Board   candidates,   the  Nominating  and  Governance
Committee  takes  into  consideration  all  factors  that it deems  appropriate,
including,   but  not  limited  to,  the  individual's   character,   education,
experience,  knowledge and skills. The Nominating and Governance  Committee will also consider the extent of the individual's  experience in business,  education or  public  service,  his or her  ability  to bring a desired  range of  skills, diverse  perspectives  and  experience  to the Board and whether the  individual possesses  high  ethical  standards,  a strong sense of  professionalism  and is capable of serving the  interests  of  stockholders.  In addition to reviewing a candidate's background and accomplishments, candidates for director nominees are reviewed in the context of the current composition of the Board and the evolving needs of the Company's businesses. It is the Board's policy that at all times at least a majority of its members meet the standards of  independence  promulgated by the NASD and the SEC.  Additionally,  the Nominating and Governance Committee
will  consider the number of boards on which the candidate  already  serves when assessing whether the candidate has the appropriate time to devote to service on the Board.

         Stockholders  wishing to bring a  nomination  for a director  candidate prior to a meeting of  stockholders  must give written  notice to the  Corporate
Secretary,  WebFinancial Corporation,  590 Madison Avenue, 32nd Floor, New York,
New York 10022,  either by personal  delivery or by United States mail,  postage prepaid.  The  stockholder's  notice must be received by the Secretary not later than the close of business on the 120th calendar day prior to the anniversary of the date on which notice of the prior year's annual meeting of stockholders  was first mailed to stockholders.  The stockholder's written notice to the Secretary shall set forth (a) as to each person whom the stockholder  proposes to nominate for election or reelection as a director all information relating to such person that is required to be  disclosed  in  solicitations  of proxies for election of directors,  or is otherwise  required,  in each case pursuant to Regulation  14A under the  Securities  Exchange Act of 1934,  as amended (the  "Exchange  Act"), including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the stockholder giving  the  notice  and the  beneficial  owner,  if any,  on whose  behalf  the nomination is made (i) the name and address of such stockholder,  as they appear on the Company's books, and of such beneficial  owner, (ii) the class and number of shares of the Common Stock that are owned  beneficially and of record by such stockholder  and such  beneficial  owner  and  (iii) a  representation  that the stockholder  is a holder of record of shares of the Common  Stock and intends to appear in person or by proxy at the  meeting of  stockholders  to  propose  such business.

         The  Nominating  and  Governance   Committee   initially   evaluates  a
prospective  nominee  on the basis of his or her  resume  and  other  background information  that has been  made  available  to the  committee.  A member of the
Nominating  and  Governance  Committee  will  contact for further  review  those candidates who the committee believes are qualified,  who may fulfill a specific
Board need and who would  otherwise best make a contribution  to the Board.  If, after further  discussions  with the  candidate,  and other  further  review and consideration  as necessary,  the Nominating and Governance  Committee  believes that it has identified a qualified  candidate,  it will make a recommendation to the Board.

AUDIT COMMITTEE

         The  Board  of  Directors  has an Audit  Committee  which  reviews  the
Company's  financial  statements and  accounting  policies,  resolves  potential conflicts of interest, receives and reviews the recommendations of the Company's independent  auditors and confers with the Company's  independent  auditors with respect to the training and supervision of internal accounting personnel and the adequacy of internal accounting controls.  During the fiscal year ended December
31, 2004, the members of the Audit  Committee were Howard Mileaf,  Joseph Mullen and Mark Schwarz.  The Board has  determined  that Howard  Mileaf  satisfies the
"audit committee  financial  expert" criteria  established by the SEC. The Audit
Committee held five meetings during the fiscal year ended December 31, 2004. All members of the Company's  Audit  Committee are  independent as  independence  is defined  in Rule  4200(a)(15)  of the  NASD  listing  standards.  The  Board  of
Directors  has  adopted a written  charter  for the Audit  Committee,  which was included as Annex B to the  Company's  Proxy  Statement in  connection  with the
Company's 2004 Annual Meeting of Stockholders.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee assists the Board in fulfilling its  responsibility for  oversight  of the quality and  integrity  of the  accounting,  auditing and financial  reporting  practices  of the  Company.  During the fiscal  year ended
December 31, 2004, the Audit Committee met five times.

                                       10

         In discharging its  responsibility  for oversight of the audit process, the Audit Committee obtained from the independent auditors,  Grant Thornton LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors'  independence  consistent  with the
Independent Standards Board Standard No. 1, "Independence Discussions with Audit
Committees," and discussed with the auditors any relationships that might impact the  auditors'  objectivity  and  independence  and  satisfied  itself as to the auditors' independence.

         The committee discussed and reviewed with the independent  auditors the communications  required by generally  accepted  auditing  standards,  including those  described  in  Statement  on  Auditing  Standards  No.  61,  as  amended,
"Communication  with Audit Committees" and discussed and reviewed the results of the independent  auditors'  examination of the financial statements for the year ended December 31, 2004.

         The committee reviewed the audited financial  statements of the Company as of and  for  the  year  ended  December  31,  2004  with  management  and the independent  auditors.  Management has the responsibility for preparation of the
Company's   financial   statements  and  the   independent   auditors  have  the
responsibility for examination of those statements.

         Based upon the  above-mentioned  review and discussions with management and the independent  auditors,  the committee  recommended to the Board that the
Company's audited financial  statements be included in its Annual Report on Form
10-KSB for the year ended December 31, 2004, for filing with the SEC.

         Submitted by the Audit Committee

                  Howard Mileaf
                  Joseph L. Mullen
                  Mark E. Schwarz

CODE OF CONDUCT AND ETHICS

         The Company has adopted a code of conduct and ethics (the  "Code") that applies to all directors,  officers and employees and their relatives.  The Code is reasonably  designed to deter  wrongdoing  and promote (i) honest and ethical conduct,  including  the ethical  handling of actual or  apparent  conflicts  of interest  between  personal and  professional  relationships,  (ii) full,  fair, accurate,  timely and  understandable  disclosure in reports and documents filed
with,  or  submitted  to,  the  regulatory   authorities  and  in  other  public
communications   made  by  the  Company,   (iii)   compliance   with  applicable
governmental laws, rules and regulations,  (iv) the prompt internal reporting of violations of the Code to  appropriate  persons  identified in the Code, and (v)
accountability  for adherence to the Code. The Code has been filed as an exhibit to the Company's  Annual  Report on Form 10-KSB for the year ended  December 31,
2003.

                                       11

                                   MANAGEMENT

EXECUTIVE OFFICERS OF THE COMPANY WHO ARE NOT DIRECTORS

         GLEN M. KASSAN (age 62) has served as Vice  President,  Chief Financial
Officer and Secretary of the Company since June 2000. He has served as Executive
Vice President of SPL and its predecessor  since June 2001 and as Vice President of its predecessor  from October 1999 through May 2001. Mr. Kassan has served as a director of SL since January 2002 and as its  President  from February 2002 to
August 2005. Mr. Kassan also  currently  serves as Vice Chairman of the Board of
Directors, Chief Executive Officer and Secretary of WHX. Mr. Kassan is currently a director of United Industrial  Corporation,  a company  principally focused on the design,  production  and support of defense  systems and a  manufacturer  of combustion equipment for biomass and refuse fuels. Mr. Kassan has served as Vice
Chairman of the Board of Directors of Caribbean Fertilizer Group Ltd., a private company engaged in the production and  distribution of agricultural  products in
Puerto Rico and Jamaica,  since June 2000.  Mr. Kassan  devotes such time to the
Company's  business  affairs and operations as he deems necessary to perform his duties,  which changes from time to time,  but generally  does not exceed 50% of his time.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

         The following table sets forth information  concerning the compensation paid by the Company  during the fiscal years ended  December 31, 2004,  2003 and
2002 to Warren G. Lichtenstein, the Company's former Chief Executive Officer. No other executive officer of the Company received annual compensation in excess of
$100,000 during the fiscal year ended December 31, 2004.

                                         ANNUAL COMPENSATION                  LONG-TERM
                                       -----------------------              COMPENSATION
                                                                              SECURITIES           ALL OTHER
  NAME AND PRINCIPAL                                                          UNDERLYING          COMPENSATION
       POSITION                FISCAL YEAR     SALARY($)      BONUS($)        OPTIONS(#)             ($)(1)
----------------------       --------------   -----------   -----------     ------------          ------------

Warren Lichtenstein,              2004           --             --                  --              310,000
Former Chairman and
Chief Executive
Officer(2)

                                  2003           --             --                  --              310,000

                                  2002           --             --                  --              310,000

                                       12

------------------

(1)      Represents  aggregate management fees earned by SPL (for 2004, 2003 and a  portion  of 2002) and  Steel  Partners  Services,  Ltd.  ("SPS"),  a
         predecessor  of SPL (for a portion  of 2002),  entities  controlled  by
         Warren Lichtenstein,  from the Company. For information relating to the
         management   functions   performed  by  such  entities,   see  "Certain
         Relationships and Related Transactions."

(2)      Mr.  Lichtenstein  resigned  from his  position as a director and Chief
         Executive Officer of the Company in June 2005.

STOCK OPTIONS

         None of the Company's executive officers were granted any stock options during the fiscal year ended December 31, 2004 nor did Mr. Lichtenstein hold any stock options as of December 31, 2004.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         Officers of the Company do not receive annual compensation.  Day-to-day management functions are performed by SPL. Please see "Certain Relationships and
Related  Transactions" for a description of the contractual  arrangement between the Company and SPL.

         During  2004 and  through  March  31,  2005,  members  of the  Board of
Directors who were non-employee  directors received a retainer fee of $3,000 per quarter in cash for their  services  as a director,  as well as meeting  fees of
$1,000 per meeting of the Board and $500 per meeting of a committee of the Board
($375 to the extent such  committee  meeting was held on the same day as a Board meeting),  subject to any  elections  which may have been made by any  directors pursuant  to the  terms of the Long Term  Stock  Incentive  Plan  (the  "Plan").
Effective April 1, 2005, the Board of Directors,  at the  recommendation  of the
Compensation  Committee,  increased the  non-employee  director  retainer fee to
$5,000 per quarter and changed the  committee  meeting fee to $500 per  meeting, irrespective  of  whether  such  committee  meeting is held on the same day as a
Board  meeting,  subject  to any  elections  which may be made by any  directors pursuant to the terms of the Plan.  Officers who are  directors do not receive a retainer  fee or per meeting  compensation.  Howard  Mileaf,  as chairman of the
Audit Committee, receives an additional chairman's fee of $2,500 per quarter.

                                       13

EQUITY COMPENSATION PLAN INFORMATION

                                                                                    NUMBER OF SECURITIES REMAINING
                                   NUMBER OF SECURITIES       WEIGHTED-AVERAGE       AVAILABLE FOR FUTURE ISSUANCE
                                    TO BE ISSUED UPON        EXERCISE PRICE OF      UNDER EQUITY COMPENSATION PLANS
                                 EXERCISE OF OUTSTANDING        OUTSTANDING       (EXCLUDING SECURITIES REFLECTED IN
                                         OPTIONS                  OPTIONS                     COLUMN (a))

        PLAN CATEGORY                      (a)                      (b)                        (c)
--------------------------------      ------------------     ------------------   ----------------------------------
Equity compensation plans                  11,998                  $11.60                     236,944
approved by security
holders(1)

Equity compensation plans not                   0                    0                              0
approved by security holders

Total                                      11,998                  $11.60                     236,944

------------------

(1)      Consists of the Plan.

EMPLOYMENT AGREEMENTS

         The Company currently has no employment agreements,  compensatory plans or arrangements with any executive officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the  Company's  officers and directors,  and persons who own more than ten percent of a  registered  class of the  Company's  equity  securities,  to file  reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers,  directors and  greater-than  ten percent  stockholders  are also  required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms  received by it, or written  representations from certain reporting persons, the Company believes that,  during the fiscal year ended December 31, 2004, there was compliance with all Section 16(a) filing requirements applicable to its officers,  directors and greater-than ten percent stockholders.

                                       14

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Pursuant  to  a  management  agreement  (the  "Management  Agreement"), approved by a majority of the  Company's  disinterested  directors,  between the
Company and SPS (and  subsequently  assigned to SPL),  SPL  provides the Company with office space and certain management,  consulting and advisory services. The
Management  Agreement  is  automatically  renewable  on an annual  basis  unless terminated  by  either  party,  for any  reason,  upon at least 60 days  written notice. The Management Agreement also provides that the Company shall indemnify, save and hold SPL harmless from and against any obligation,  liability,  cost or damage resulting from SPL's actions under the terms of the Management Agreement, except to the extent  occasioned by gross  negligence  or willful  misconduct of
SPL's officers, directors or employees.

         Pursuant to an Employee  Allocation  Agreement  between WebBank and SPS
(and  subsequently  assigned to SPL) dated March 15, 2001 (the "First Allocation
Agreement"), James Henderson, an employee of SPL and an executive officer of the
Company, performed services in the area of management,  accounting and finances, and  identified  business  opportunities,  and such  other  services  reasonably requested by WebBank.  Effective October 1, 2004, WebBank and SPL entered into a new Employee Allocation  Agreement (the "Second Allocation  Agreement") pursuant to which Mr.  Henderson  continues to perform the same services for WebBank.  In consideration  of the  services  performed  by Mr.  Henderson  under the  Second
Allocation  Agreement,  Mr.  Henderson's  salary and the cost of  certain  other benefits are allocated  between  WebBank and SPL based on the percentage of time devoted by Mr. Henderson to WebBank matters. Unless agreed to by both parties in writing, the amount paid by WebBank to SPL under the Second Allocation Agreement in any calendar year may not exceed $100,000.  The Second  Allocation  Agreement will  continue in force until  terminated  by either of the parties upon 30 days written notice.

         Prior  to  March  26,  2002,  the  original  counterparty  to both  the
Management Agreement and the First Allocation Agreement was SPS. As of March 26,
2002,  the Management  Agreement and the First  Allocation  Agreement  described above were assigned by SPS to SPL and the  employees of SPS became  employees of
SPL.  Warren  Lichtenstein,  the Company's  former  Chairman and Chief Executive
Officer,  is an  affiliate of SPL based on his  ownership  of SPL,  directly and through Steel,  and by virtue of his positions as Chairman,  President and Chief
Executive  Officer of SPL. Mr.  Lichtenstein  is the sole managing member of the general partner of Steel. Mr. Lichtenstein disclaims beneficial ownership of the shares  of  common  stock of SPL  owned by Steel  (except  to the  extent of his pecuniary interest in such shares of common stock).

         In  consideration  of  the  services   rendered  under  the  Management
Agreement,  SPL charges the Company a fixed  monthly fee  totaling  $310,000 per
annum,   adjustable   annually  upon  agreement  of  the  Company  and  SPL.  In consideration  of the services  provided  under the First and Second  Allocation
Agreements,  SPL charged  WebBank  $100,000  per annum  during the  previous two fiscal  years.  The fees  payable by WebBank are included in the fees payable by the Company under the Management  Agreement.  The Company believes that the cost of  obtaining  the type and  quality  of  services  rendered  by SPL  under  the
Management  Agreement and the First and Second Allocation  Agreements is no less favorable  than the cost at which the Company and WebBank,  respectively,  could obtain from unaffiliated entities.

                                       15

         During the fiscal year ended  December 31, 2004, SPL billed the Company fees with  respect to fiscal 2004 of $310,000 for  services  rendered  under the
Management  Agreement.  Included in these fees was $100,000  paid by WebBank for services rendered under the First and Second Allocation  Agreements.  During the
fiscal year ended December 31, 2003, SPL billed the Company fees with respect to fiscal 2003 of $310,000 for services  rendered under the  Management  Agreement.
Included in these fees was $100,000 paid by WebBank for services  rendered under the First Allocation Agreement.  The fees payable by WebBank are included in the fees payable by the Company under the Management Agreement.

         Pursuant  to  a  sourcing  and  servicing   agreement   (the  "Rockland
Agreement")  between  WebBank and  Rockland  Credit  Finance  LLC  ("Rockland"),
Rockland  performed  both sourcing and servicing  functions on behalf of WebBank related to WebBank's former accounts receivable factoring program. John Fox, the owner of  Rockland,  is a former  employee  of  WebBank.  During  2003 and 2004,
Rockland earned  $1,019,000 and $1,188,000,  respectively,  in total  management fees  under  the  terms of the  Rockland  Agreement.  Management  fees were paid quarterly and accrued  monthly by WebBank.  Notices of  termination  were issued with respect to the Rockland Agreement and other accounts  receivable  factoring and service arrangements. On December 30, 2004, Rockland exercised its option to purchase from WebBank a portfolio of accounts  receivable (the "Receivables") in connection  with the termination of the Rockland  Agreement  between WebBank and
Rockland.  The Receivables were purchased at book value from WebBank pursuant to that certain  Asset  Purchase and  Assignment  and  Assumption  Agreement for an
aggregate  purchase  price  of  $5,791,395.41,   subject  to  certain  specified
adjustments.  Specifically, Rockland purchased specified factoring accounts held by WebBank, all of WebBank's right, title and interest under specified factoring agreements  and  participation  agreements and other  agreements,  arrangements, commitments and  understandings  related thereto or to the  Receivables,  all of which  were  acquired  by  WebBank  pursuant  to  the  Rockland  Agreement  (the
"Contracts").   Rockland  also  assumed  and  agreed  to  pay  and  perform  all obligations  of WebBank  under the  Contracts  and  otherwise  in respect of the purchased assets arising on and after the closing date.

                                       16

                   PROPOSAL II--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Audit  Committee has appointed  Grant Thornton LLP as the Company's independent  public  accountants  for the fiscal year ending  December 31, 2005.
Although the  selection  of auditors  does not require  ratification,  the Audit
Committee has directed that the  appointment  of Grant Thornton LLP be submitted to stockholders for ratification due to the significance of such appointment. If stockholders  do not ratify the  appointment  of Grant  Thornton  LLP, the Audit
Committee will consider the appointment of other certified  public  accountants.
The approval of the  proposal to ratify the  appointment  of Grant  Thornton LLP requires the affirmative  vote of a majority of the votes cast by holders of the
Common Stock.

FEES BILLED TO COMPANY BY GRANT THORNTON LLP DURING FISCAL 2004

AUDIT FEES.

         The aggregate fees billed for each of the last two fiscal years of 2004 and 2003 for professional  services rendered by Grant Thornton LLP for the audit of the annual financial statements of the Company and its subsidiary WebBank and the review of the financial  statements  included in the Company's  Forms 10-QSB for such fiscal years were approximately $140,000 and $118,000, respectively.

AUDIT-RELATED FEES.

         The aggregate fees billed for each of the last two fiscal years of 2004 and 2003 for assurance and related services  rendered by Grant Thornton LLP were approximately $52,000 and $22,000, respectively, related to the Company's common stock subscription rights offering.

TAX FEES.

         The aggregate fees billed for each of the last two fiscal years of 2004 and 2003 for  professional  services  rendered  by  Grant  Thornton  LLP for tax compliance,  tax advice and tax  planning  for the  Company  and its  subsidiary
WebBank were approximately $8,000 and $9,000, respectively.

ALL OTHER FEES.

         No fees were  billed for each of the last two fiscal  years of 2004 and
2003 for products and services of Grant  Thornton  LLP,  other than the services reported above.

PRE-APPROVAL POLICIES AND PROCEDURES

         All audit and  non-audit  services  to be  performed  by the  Company's independent  auditors  must be  approved  in  advance  by the  Audit  Committee.
Consistent with applicable law,  limited amounts of services,  other than audit, review or attest  services,  may be approved by one or more members of the Audit
Committee pursuant to authority delegated by the Audit Committee,  provided each such  approved  service  is  reported  to the full Audit  Committee  at its next meeting.

                                       17

         All of the  engagements  and fees for the  Company's  fiscal year ended
December 31, 2004 were approved by the Audit  Committee.  In connection with the audit of the Company's  Financial  Statements for the fiscal year ended December
31, 2004, Grant Thornton LLP only used full-time, permanent employees.

         The Audit  Committee  has  considered  whether the  provision  by Grant
Thornton  LLP of the  services  covered by the fees other than the audit fees is compatible with maintaining  Grant Thornton's  independence and believes that it is compatible.

         The Company does not expect a  representative  of Grant Thornton LLP to be present at the Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR THE  RATIFICATION  OF THE
APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S  INDEPENDENT AUDITORS FOR THE
YEAR ENDING DECEMBER 31, 2005.

                       PROCEDURES FOR CONTACTING DIRECTORS

         The  Company has adopted a  procedure  by which  stockholders  may send communications  as defined  within Item 7(h) of Schedule  14A under the Exchange
Act to one or more  directors  by  writing to such  director(s)  or to the whole
Board care of the Corporate  Secretary,  WebFinancial  Corporation,  590 Madison
Avenue,  32nd Floor, New York, New York 10022. Any such  communications  will be promptly  distributed by the Secretary to such individual  director(s) or to all directors if addressed to the whole Board.

                                  ANNUAL REPORT

         All stockholders of record as of the Record Date have been sent, or are concurrently herewith being sent, a copy of the Company's 2004 Annual Report for the year ended December 31, 2004, which contains certified financial  statements of the Company for the year ended December 31, 2004.

         ANY  STOCKHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE
COMPANY'S  ANNUAL  REPORT ON FORM  10-KSB FOR THE YEAR ENDED  DECEMBER  31, 2004
(WITHOUT EXHIBITS),  INCLUDING THE COMPANY'S CERTIFIED FINANCIAL STATEMENTS,  AS
FILED WITH THE SECURITIES AND EXCHANGE  COMMISSION,  BY WRITING TO THE CORPORATE
SECRETARY,  WEBFINANCIAL CORPORATION,  590 MADISON AVENUE, 32ND FLOOR, NEW YORK,
NEW YORK 10022.

                                       18

                              STOCKHOLDER PROPOSALS

         Stockholder  proposals  made in  accordance  with Rule 14a-8  under the
Exchange Act and intended to be presented at the Company's  2006 Annual  Meeting of Stockholders  must be received by the Company at its principal  office in New
York, New York no later than July 25, 2006.  Such proposals  should be addressed to the Corporate Secretary,  WebFinancial Corporation,  590 Madison Avenue, 32nd
Floor, New York, New York 10022.

         On May 21,  1998,  the SEC  adopted  an  amendment  to Rule  14a-4,  as promulgated  under the Exchange Act. The amendment to Rule  14a-4(c)(1)  governs the Company's use of its discretionary  proxy voting authority with respect to a stockholder  proposal which is not addressed in the Company's  proxy  statement.
The new amendment provides that if a proponent of a proposal fails to notify the
Company  at least 45 days  prior to the  month and day of  mailing  of the prior
year's  proxy   statement,   then  the  Company  will  be  allowed  to  use  its
discretionary  voting  authority  when the  proposal  is raised at the  meeting, without any discussion of the matter in the proxy statement. If during the prior year the  Company did not hold an annual  meeting,  or if the date of the annual meeting has changed more than 30 days from the prior year,  then notice must not have  been  received  a  reasonable  time  before  the  Company  mails its proxy materials in order for the Company to be allowed to use its discretionary voting authority when the proposal is raised. With respect to the Company's 2006 Annual
Meeting of Stockholders,  if the Company is not provided notice of a stockholder proposal,  which has not been timely  submitted,  for inclusion in the Company's proxy  statement  by October 8, 2006,  the Company  will be permitted to use its discretionary voting authority as outlined above.

         As of the date of this Proxy Statement,  management knows of no matters other than those set forth herein which will be presented for  consideration  at the Meeting.

                                Glen M. Kassan
                                VICE PRESIDENT, CHIEF FINANCIAL OFFICER
                                AND SECRETARY

November 22, 2005

                                       19

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            WEBFINANCIAL CORPORATION

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 14, 2005

         The undersigned,  a stockholder of WebFinancial Corporation, a Delaware corporation  (the  "Company"),  does hereby  appoint Jack L. Howard and James R.
Henderson, and each of them, the true and lawful attorneys and proxies with full power of substitution,  for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company  which the  undersigned would be entitled to vote if  personally  present at the 2005 Annual  Meeting of
Stockholders  of the Company to be held at the offices of Olshan  Grundman Frome
Rosenzweig & Wolosky LLP, located at Park Avenue Tower, 65 East 55th Street, New
York, New York 10022,  on December 14, 2005 at 3:00 p.m.,  local time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:

ELECTION OF DIRECTORS:

         The election of Jack L. Howard,  James R. Henderson,  Joseph L. Mullen,
Mark E. Schwarz and Howard Mileaf to the Board of Directors,  to serve until the
2006 Annual Meeting of Stockholders  and until their  respective  successors are elected and shall qualify.

                               WITHHOLD AUTHORITY
FOR ALL                        TO VOTE FOR ALL
NOMINEES  _____                NOMINEES  _________     _________________________

                                                       _________________________

                                                       _________________________

                                                       _________________________
                                                       TO WITHHOLD AUTHORITY TO
                                                       VOTE FOR ANY INDIVIDUAL
                                                       NOMINEE(S), PRINT NAME(S)
                                                       ABOVE.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS:

To ratify the  appointment  of Grant  Thornton LLP as the Company's  independent auditors for the year ending December 31, 2005.

______  FOR   _____  AGAINST    _____  ABSTAIN

DISCRETIONARY AUTHORITY:

         In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the meeting.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE
GIVEN.  UNLESS  OTHERWISE  SPECIFIED,  THIS  PROXY  WILL BE VOTED  TO ELECT  THE
COMPANY'S  DIRECTOR NOMINEES AND TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP
AS THE COMPANY'S INDEPENDENT AUDITORS.

         The undersigned  hereby revokes any proxy or proxies  heretofore given, and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: _______________________, 2005
_____________________________ (L.S.)
_____________________________ (L.S.)
         Signature(s)

NOTE:  PLEASE  SIGN  EXACTLY AS YOUR NAME OR NAMES
APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR,   TRUSTEE   OR   GUARDIAN,   PLEASE
INDICATE  THE  CAPACITY  IN  WHICH  SIGNING.  WHEN
SIGNING AS JOINT TENANTS, ALL PARTIES IN THE JOINT
TENANCY  MUST  SIGN.  WHEN A PROXY  IS  GIVEN BY A
CORPORATION,   IT  SHOULD  BE  SIGNED   WITH  FULL
CORPORATE NAME BY A DULY AUTHORIZED OFFICER.

      PLEASE MARK,  DATE, SIGN AND MAIL THIS PROXY
IN THE  ENVELOPE  PROVIDED  FOR THIS  PURPOSE.  NO
POSTAGE  IS  REQUIRED  IF  MAILED  IN  THE  UNITED
STATES.